Exhibit 99.1

NEWS RELEASE

CONTACTS
MEDIA:	INVESTORS:
Sophia Hong	Rick Muscha
Lattice Semiconductor Corporation	Lattice Semiconductor Corporation
503-268-8786	408-826-6000
Sophia.Hong@latticesemi.com	Rick.Muscha@latticesemi.com

LATTICE SEMICONDUCTOR REPORTS RECORD COMMUNICATIONS & COMPUTING REVENUE IN Third QUARTER 2025

Guides to 4Q25 Revenue Growth of 22% Year Over Year

HILLSBORO, Ore. - November 3, 2025 - Lattice Semiconductor Corporation (Nasdaq: LSCC), the low power programmable leader, announced financial results today for the fiscal third quarter ended September 27, 2025.

Revenue for the third quarter of 2025 was $133.3 million, with GAAP gross margin of 67.9%, and GAAP net income of $0.02 per diluted share. On a non-GAAP basis, gross margin was 69.5%, with net income per diluted share of $0.28. GAAP net income and GAAP net income margin for the third quarter of 2025 were $2.8 million and 2.1%, respectively, with adjusted EBITDA of $47.4 million, which is a 35.6% adjusted EBITDA margin for the third quarter of 2025. GAAP net cash flow from operating activities for the third quarter of 2025 was $47.0 million, which is a GAAP operating cash flow margin of 35.3%, and free cash flow and free cash flow margin of $34.0 million and 25.5%, respectively.

Ford Tamer, Chief Executive Officer, said, "We delivered a strong quarter, with broad-based growth across our end markets, and grew non-GAAP earnings 17% quarter over quarter. Our Communications and Computing business achieved record revenue, and we are expecting continued growth into the fourth quarter and beyond.  We continue to drive operating leverage and expand profitability, with significant revenue and non-GAAP EPS growth of 13% and 29%, respectively, expected in the second half of 2025 compared to the first half of 2025."

Lorenzo Flores, Chief Financial Officer, said, "We grew revenue, non-GAAP gross margin, and non-GAAP profitability both sequentially and on a year-on-year basis. Our Industrial and Automotive markets continue to recover, with inventory levels expected to be normalized by the end of the year, as discussed at the start of 2025. We remain focused on executing our strategy, including making investments to strengthen our leadership in Small and Mid-Range FPGAs."

Selected Third Quarter 2025 Financial Results and Comparisons (in thousands, except per share data)

	GAAP Financial Results (unaudited)
	Q3 2025	Q2 2025	Q3 2024	Q/Q	Y/Y
Revenue	$133,349	$123,971	$127,091	7.6%	4.9%
Gross Margin %	67.9%	68.4%	69.0%	(50) bps	(110) bps
R&D Expense %	37.2%	35.1%	32.6%	210 bps	460 bps
SG&A Expense %	31.0%	28.1%	24.4%	290 bps	660 bps
Operating Expenses	$92,061	$80,045	$80,161	15.0%	14.8%
Income (loss) from Operations	$(1,534)	$4,706	$7,527	(132.6)%	(120.4)%
Net Income	$2,794	$2,913	$7,190	(4.1)%	(61.1)%
Net Income per Share - Basic	$0.02	$0.02	$0.05	$-	$ (0.03)
Net Income per Share - Diluted	$0.02	$0.02	$0.05	$-	$ (0.03)
Net Income Margin	2.1%	2.3%	5.7%	(20) bps	(360) bps
Operating Cash Flow Margin	35.3%	31.1%	34.6%	420 bps	70 bps

	Non-GAAP* Financial Results (unaudited)
	Q3 2025	Q2 2025	Q3 2024	Q/Q	Y/Y
Revenue (GAAP)	$133,349	$123,971	$127,091	7.6%	4.9%
Gross Margin %	69.5%	69.3%	69.0%	20 bps	50 bps
R&D Expense %	24.2%	25.1%	25.5%	(90) bps	(130) bps
SG&A Expense %	16.2%	16.8%	17.4%	(60) bps	(120) bps
Operating Expenses	$53,900	$51,834	$53,875	4.0%	0.0%
Income from Operations	$38,733	$34,084	$33,756	13.6%	14.7%
Net Income	$38,157	$32,597	$32,544	17.1%	17.2%
Net Income per Share - Basic	$0.28	$0.24	$0.24	$ 0.04	$ 0.04
Net Income per Share - Diluted	$0.28	$0.24	$0.24	$ 0.04	$ 0.04
Adjusted EBITDA Margin	35.6%	34.1%	33.5%	150 bps	210 bps
Free Cash Flow Margin	25.5%	25.2%	31.0%	30 bps	(550) bps

* GAAP represents U.S. Generally Accepted Accounting Principles. Non-GAAP represents GAAP excluding the impact of certain activities which the Company's management excludes in analyzing the Company's operating results and in understanding trends in the Company's earnings. Additional information relating to these measures is included below in “Non-GAAP Financial Measures.” For a reconciliation of GAAP to non-GAAP results, see accompanying tables "Reconciliation of U.S. GAAP to Non-GAAP Financial Measures."

Recent Highlights:

•

Industry's First PQC-Ready FPGA: Launched the Lattice MachXO5™-NX TDQ family delivers unmatched security, reliability, and flexibility for Computing, Communications, Industrial, and Automotive applications as the threat of quantum-enabled cyberattacks rises. This is the industry’s first secure control FPGAs with full Commercial National Security Algorithm (CNSA) 2.0-compliant post-quantum cryptography (PQC) support.

•	Growing Business Momentum at OCP Global Summit: Recent AI announcements generated higher interest in Lattice's low-power solutions at the OCP Global Summit, and accelerated existing momentum of Lattice's datacenter solutions for hyperscalers, neo-Cloud, enterprise, server and communications OEMs, and ODM partners.
•	Disciplined Capital Allocation: Lattice repurchased common stock valued at $85 million through the first nine months of 2025.
•	Top Workplace: Lattice was recognized as a 2025 Top Workplace in Oregon and Southwest Washington, and a Top Workplace for Employee Appreciation and Employee Wellbeing.

Business Outlook - Fourth Quarter of 2025:

•	Revenue for the fourth quarter of 2025 is expected to be between $138 million and $148 million.
•	Gross margin percentage for the fourth quarter of 2025 is expected to be 69.5% plus or minus 1% on a non-GAAP basis.
•	Total operating expenses for the fourth quarter of 2025 are expected to be between $54 million and $55 million on a non-GAAP basis.
•	Income tax rate for the fourth quarter of 2025 is expected to be between 3% and 5% on a non-GAAP basis.
•	Net income for the fourth quarter of 2025 is expected to be between $0.30 and $0.34 per share on a non-GAAP basis.

Non-GAAP Financial Measures: In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this earnings release makes reference to non-GAAP financial measures. With respect to the outlook for the fourth quarter of 2025, certain items that affect reconciliation of non-GAAP financial measures for non-GAAP gross margin percentage, non-GAAP total operating expenses, non-GAAP income tax rate, and non-GAAP net income are not available on a forward-looking basis because such items cannot be reasonably calculated without unreasonable efforts due to the unpredictability of the amounts and timing of events affecting the items we exclude from non-GAAP financial measures, including certain large and/or unpredictable charges such as stock-based compensation expense; performance-based equity expense; legal expense outside the ordinary course of business; restructuring; and impairment. Consequently, the Company is unable to calculate the most directly comparable GAAP measure to non-GAAP gross margin percentage, non-GAAP total operating expenses, non-GAAP income tax rate, and non-GAAP net income for the Company’s fourth quarter 2025 quarterly guidance.

Investor Conference Call / Webcast Details:

Lattice Semiconductor will review the Company's financial results for the fiscal third quarter 2025, and business outlook on Monday, November 3 at 5:00 p.m. Eastern Time. The dial-in number for the live audio call is 1-877-407-3982 or 1-201-493-6780 with conference identification number 13756249. A live webcast of the conference call will also be available on the investor relations section of www.latticesemi.com. The Company's financial guidance will be limited to the comments on its public quarterly earnings call and the public business outlook statements contained in this press release.

Forward-Looking Statements Notice:

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve estimates, assumptions, risks and uncertainties. Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are neither historical facts nor assurances of future performance and may be forward-looking. Such forward-looking statements include, but are not limited to, statements relating to our revenue and EPS growth, future financial performance and related drivers, our expectations related to market recovery and improvement; and the statements under the heading “Business Outlook - Fourth Quarter of 2025.” Other forward-looking statements may be indicated by words such as “will,” “could,” “should,” “would,” “may,” “expect,” “plan,” “project,” “anticipate,” “intend,” “forecast,” “future,” “believe,” “estimate,” “predict,” “propose,” “potential,” “continue” or the negative of these terms or other comparable terminology.

Estimates of future revenue and other financial and operational outcomes are inherently uncertain due to factors such as global economic conditions which may affect customer demand, the cyclical nature of the semiconductor industry, pricing and inflationary pressures, competitive actions, international trade disputes and sanctions, the potential impact of global pandemics, the impact of tariffs, license requirements or similar actions on our suppliers and customers, including the impact on the costs of our products, the products into which they are integrated, and the impact on demand due to costs and uncertainty; and other significant risks and uncertainties that are beyond our ability to predict or control. Actual gross margin percentage and operating expenses could vary from the estimates on the basis of, among other things, changes in revenue levels, changes in product pricing and mix, changes in wafer, assembly, test and other costs, variations in manufacturing yields, the failure to sustain operational improvements, and the actual amount of compensation charges due to stock price changes.

Actual income tax rate and actual net income on a per share basis may differ from our expectations. Actual results may differ materially from our expectations and are subject to risks and uncertainties that relate more broadly to our overall business, including those described in our filings with the Securities and Exchange Commission, including Lattice’s most recent Annual Report on Form 10-K, especially those under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations”, all of which are expressly incorporated herein by reference.

Lattice believes these and other risks and uncertainties could cause actual results to differ materially from the forward-looking statements. New risk factors emerge from time to time and it is not possible for the Company to predict all risk factors. You should not rely on forward-looking statements because actual results could differ materially from those expressed in any forward-looking statements. In addition, any forward-looking statement applies only as of the date on which it is made. The Company does not intend to and undertakes no obligation to update or revise any forward-looking statements, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures:

Included within this press release and the accompanying tables and notes are certain non-GAAP financial measures that supplement the Company's consolidated financial information prepared in accordance with U.S. GAAP, including non-GAAP gross margin, gross margin percentage, R&D expense, SG&A expense, operating expenses, income from operations, income tax expense, net income, net income per share – basic, and net income per share – diluted, adjusted EBITDA, adjusted EBITDA margin, free cash flow, and free cash flow margin. The non-GAAP measures presented exclude charges and adjustments primarily related to stock-based compensation and related payroll tax effects; accruals related to the portion of our annual incentive plan that we intend to settle in shares of our common stock; legal expense outside the ordinary course of business; amortization of acquired intangible assets; restructuring plans, transformation activities, and other charges; impairments; and the estimated tax effect of these items, non-cash changes in net deferred income taxes, change in tax law and other tax adjustments; and depreciation and other amortization. These charges and adjustments are a result of periodic or non-core operating activities of the Company. The Company describes these non-GAAP financial measures and reconciles them to the most directly comparable GAAP measures in the tables and notes attached to this press release.

The Company's management believes that these non-GAAP financial measures provide an additional and useful way of viewing aspects of our performance that, when viewed in conjunction with our GAAP results, provide a more comprehensive understanding of the various factors and trends affecting our ongoing financial performance and operating results than GAAP measures alone. Management also uses these non-GAAP measures for strategic and business decision-making, internal budgeting, forecasting, and resource allocation processes and believes that investors should have access to similar data. The non-GAAP financial information used by the Company may differ from that used by other companies. These non-GAAP measures are included solely for informational and comparative purposes and are not meant as a substitute for GAAP and should be considered together with the consolidated financial information located in the tables attached to this press release.

About Lattice Semiconductor Corporation:

Lattice Semiconductor (Nasdaq: LSCC) is the low power programmable leader. We solve customer problems across the network, from the Edge to the Cloud, in the growing communications, computing, industrial, automotive and consumer markets. Our technology, long-standing relationships, and commitment to world-class support let our customers quickly and easily unleash their innovation to create a smart, secure, and connected world.

For more information about Lattice, please visit www.latticesemi.com. You can also follow us via LinkedIn, X, Facebook, YouTube, WeChat, or Weibo.

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Lattice Semiconductor Corporation

Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended			Nine Months Ended
	September 27,	June 28,	September 28,	September 27,	September 28,
	2025	2025	2024	2025	2024
Revenue	$133,349	$123,971	$127,091	$377,470	$391,982
Cost of sales	42,822	39,220	39,403	120,464	123,335
Gross margin	90,527	84,751	87,688	257,006	268,647
Operating expenses:
Research and development	49,633	43,530	41,398	134,550	120,722
Selling, general, and administrative	41,402	34,811	30,994	109,339	87,468
Amortization of acquired intangible assets	20	13	870	33	2,609
Restructuring and other	1,006	1,691	6,899	2,938	11,182
Total operating expenses	92,061	80,045	80,161	246,860	221,981
Income (loss) from operations	(1,534)	4,706	7,527	10,146	46,666
Interest income (expense), net	602	614	936	2,268	3,176
Other income (expense), net	(22)	(238)	(249)	(305)	(41)
Income (loss) before income taxes	(954)	5,082	8,214	12,109	49,801
Income tax expense (benefit)	(3,748)	2,169	1,024	1,380	5,184
Net income	$2,794	$2,913	$7,190	$10,729	$44,617

Net income per share:
Basic	$0.02	$0.02	$0.05	$0.08	$0.32
Diluted	$0.02	$0.02	$0.05	$0.08	$0.32

Shares used in per share calculations:
Basic	136,877	137,112	137,709	137,224	137,577
Diluted	138,103	137,596	137,894	138,069	138,274

Lattice Semiconductor Corporation

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	September 27,	December 28,
	2025	2024
Assets
Current assets:
Cash and cash equivalents	$117,910	$136,291
Accounts receivable, net	95,492	81,060
Inventories, net	90,716	103,410
Other current assets	38,107	44,073
Total current assets	342,225	364,834

Property and equipment, net	72,132	52,988
Operating lease right-of-use assets	18,965	13,870
Intangible assets, net	4,729	4,587
Goodwill	315,358	315,358
Deferred income taxes	68,985	66,980
Other long-term assets	21,962	25,286
	$844,356	$843,903

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$47,714	$36,828
Accrued liabilities	32,086	45,638
Accrued payroll obligations	25,978	17,156
Total current liabilities	105,778	99,622

Long-term operating lease liabilities, net of current portion	14,577	9,433
Other long-term liabilities	17,601	23,916
Total liabilities	137,956	132,971

Stockholders' equity	706,400	710,932
	$844,356	$843,903

Lattice Semiconductor Corporation

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Nine Months Ended
	September 27,	September 28,
	2025	2024
Cash flows from operating activities:
Net income	$10,729	$44,617
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Stock-based compensation expense	80,233	38,311
Depreciation and amortization	26,567	28,421
Change in deferred income tax provision	(1,731)	93
Other non-cash adjustments	5,982	6,275
Net changes in assets and liabilities	(4,257)	(22,262)
Net cash provided by (used in) operating activities	117,523	95,455
Cash flows from investing activities:
Capital expenditures	(28,920)	(15,231)
Other investing activities	(12,213)	(12,492)
Net cash provided by (used in) investing activities	(41,133)	(27,723)
Cash flows from financing activities:
Repurchase of common stock	(85,855)	(46,999)
Net cash flows related to stock compensation exercises	(9,431)	(24,589)
Net cash provided by (used in) financing activities	(95,286)	(71,588)
Effect of exchange rate change on cash	515	(178)
Net increase (decrease) in cash and cash equivalents	(18,381)	(4,034)
Beginning cash and cash equivalents	136,291	128,317
Ending cash and cash equivalents	$117,910	$124,283

Supplemental disclosure of cash flow information and non-cash investing and financing activities:
Income taxes paid, net of refunds	$5,294	$6,031
Operating lease payments	$5,971	$6,972

Lattice Semiconductor Corporation

Supplemental Historical Financial Information

(unaudited)

	Three Months Ended
	September 27,	June 28,	September 28,
	2025	2025	2024
Balance Sheet Information
A/R Days Revenue Outstanding (DSO)	65	63	66
Inventory Days (DIO)	193	218	242

Revenue % (by Geography)
Asia	65%	67%	63%
Americas	19%	22%	15%
Europe (incl. Africa)	16%	11%	22%

Revenue % (by End Market)
Communications and Computing	55%	55%	48%
Industrial and Automotive	38%	38%	43%
Consumer	7%	7%	9%

Revenue $M (by End Market)
Communications and Computing	$74.0	$68.7	$61.0
Industrial and Automotive	$50.3	$47.3	$54.2
Consumer	$9.0	$8.0	$11.9

Revenue % (by Channel)
Distribution	83%	84%	95%
Direct	17%	16%	5%

Lattice Semiconductor Corporation

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	September 27,	June 28,	September 28,
	2025	2025	2024
Gross Margin Reconciliation
GAAP Gross margin	$90,527	$84,751	$87,688
Stock-based compensation - gross margin (1)	1,980	1,105	(57)
Incentive compensation to be settled in equity - gross margin (2)	126	62	—
Non-GAAP Gross margin	$92,633	$85,918	$87,631

Gross Margin % Reconciliation
GAAP Gross margin %	67.9%	68.4%	69.0%
Stock-based compensation - gross margin (1)	1.5%	0.8%	0.0%
Incentive compensation to be settled in equity - gross margin (2)	0.1%	0.1%	—
Non-GAAP Gross margin %	69.5%	69.3%	69.0%

Research and Development Expense % (R&D Expense %) Reconciliation
GAAP R&D Expense %	37.2%	35.1%	32.6%
Stock-based compensation - R&D (1)	(11.4)%	(8.3)%	(6.4)%
Incentive compensation to be settled in equity - R&D (2)	(0.6)%	(0.5)%	—
Transformation charges	(1.0)%	(1.2)%	(0.7)%
Non-GAAP R&D Expense %	24.2%	25.1%	25.5%

Selling, General, and Administrative Expense % (SG&A Expense %) Reconciliation
GAAP SG&A Expense %	31.0%	28.1%	24.4%
Stock-based compensation - SG&A (1)	(14.1)%	(10.3)%	(6.9)%
Incentive compensation to be settled in equity - SG&A (2)	(0.7)%	(0.5)%	—
Legal expenses (3)	0.0%	(0.5)%	(0.1)%
Non-GAAP SG&A Expense %	16.2%	16.8%	17.4%

Operating Expenses Reconciliation
GAAP Operating expenses	$92,061	$80,045	$80,161
Stock-based compensation - operations (1)	(33,998)	(23,036)	(16,767)
Incentive compensation to be settled in equity - operations (2)	(1,770)	(1,212)	—
Transformation charges	(1,347)	(1,541)	(927)
Legal expenses (3)	(6)	(568)	(170)
Amortization of acquired intangible assets	(20)	(13)	(870)
Restructuring and other	(1,020)	(1,841)	(7,552)
Non-GAAP Operating expenses	$53,900	$51,834	$53,875

Income from Operations Reconciliation
GAAP Income (loss) from operations	$(1,534)	$4,706	$7,527
Stock-based compensation (1)	35,978	24,141	16,710
Incentive compensation to be settled in equity (2)	1,896	1,274	—
Transformation charges	1,347	1,541	927
Legal expenses (3)	6	568	170
Amortization of acquired intangible assets	20	13	870
Restructuring and other	1,020	1,841	7,552
Non-GAAP Income from operations	$38,733	$34,084	$33,756

(1)	Includes stock-based compensation and related payroll tax expenses.
(2)	Includes accruals for the portion of our annual incentive plan that we intend to settle in equity.
(3)	Includes legal expenses outside the ordinary course of business, including those incurred defending against claims brought against the Company by Steven A.W. De Jaray, Perienne De Jaray and Darrell R. Oswalde.

Lattice Semiconductor Corporation

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	September 27,	June 28,	September 28,
	2025	2025	2024
Income from Operations % Reconciliation
GAAP Income (loss) from operations %	(1.2)%	3.8%	5.9%
Cumulative effect of non-GAAP Gross Margin and Operating adjustments	30.2%	23.7%	20.7%
Non-GAAP Income from operations %	29.0%	27.5%	26.6%

Income Tax Expense (Benefit) Reconciliation
GAAP Income tax expense (benefit)	$(3,748)	$2,169	$1,024
Estimated tax effect of non-GAAP adjustments	1,693	2,158	1,695
Non-cash changes in net deferred income taxes (4)	1,532	(1,723)	402
Change in tax law (5)	1,679	(741)	(1,222)
Non-GAAP Income tax expense	$1,156	$1,863	$1,899

Net Income Reconciliation
GAAP Net income	$2,794	$2,913	$7,190
Stock-based compensation (1)	35,978	24,141	16,710
Incentive compensation to be settled in equity (2)	1,896	1,274	—
Transformation charges	1,347	1,541	927
Legal expenses (3)	6	568	170
Amortization of acquired intangible assets	20	13	870
Restructuring and other	1,020	1,841	7,552
Estimated tax effect of non-GAAP adjustments	(1,693)	(2,158)	(1,695)
Non-cash changes in net deferred income taxes (4)	(1,532)	1,723	(402)
Change in tax law (5)	(1,679)	741	1,222
Non-GAAP Net income	$38,157	$32,597	$32,544

(1)	Includes stock-based compensation and related payroll tax expenses.
(2)	Includes accruals for the portion of our annual incentive plan that we intend to settle in equity.
(3)	Includes legal expenses outside the ordinary course of business, including those incurred defending against claims brought against the Company by Steven A.W. De Jaray, Perienne De Jaray and Darrell R. Oswalde.
(4)	Includes non-cash changes in net deferred income taxes associated with $4.9 million of certain tax matters related to prior fiscal periods in the third quarter of fiscal 2025.
(5)	Includes an increase in our provision for U.S. tax on foreign operations resulting from The 2017 Tax Cuts and Jobs Act and is related to the capitalization and subsequent amortization of R&D costs for tax purposes which was made permanent in the 2025 Tax Act in the third quarter of fiscal 2025.

Lattice Semiconductor Corporation

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	September 27,	June 28,	September 28,
	2025	2025	2024
Net Income Per Share Reconciliation
GAAP Net income per share - basic	$0.02	$0.02	$0.05
Cumulative effect of Non-GAAP adjustments	0.26	0.22	0.19
Non-GAAP Net income per share - basic	$0.28	$0.24	$0.24

GAAP Net income per share - diluted	$0.02	$0.02	$0.05
Cumulative effect of Non-GAAP adjustments	0.26	0.22	0.19
Non-GAAP Net income per share - diluted	$0.28	$0.24	$0.24

Shares used in per share calculations:
Basic	136,877	137,112	137,709
Diluted	138,103	137,596	137,894

Reconciliation of Net income to Adjusted EBITDA
GAAP Net income	$2,794	$2,913	$7,190
Interest (income) expense, net	(602)	(614)	(936)
Income tax expense (benefit)	(3,748)	2,169	1,024
Amortization of acquired intangible assets	20	13	870
Depreciation and other amortization	8,734	8,380	9,036
Stock-based compensation (1)	35,978	24,141	16,710
Incentive compensation to be settled in equity (2)	1,896	1,274	—
Transformation charges	1,347	1,541	927
Legal expenses (3)	6	568	170
Restructuring and other	1,020	1,841	7,552
Adjusted EBITDA	$47,445	$42,226	$42,543

Reconciliation of Net income margin to Adjusted EBITDA margin
GAAP Net income margin	2.1%	2.3%	5.7%
Cumulative effect of EBITDA adjustments	33.5%	31.8%	27.8%
Adjusted EBITDA margin	35.6%	34.1%	33.5%

Reconciliation of GAAP Net Cash Provided by Operating Activities to Free Cash Flow
GAAP Net cash provided by operating activities	$47,100	$38,531	$44,013
Operating cash flow margin	35.3%	31.1%	34.6%
Capital expenditures	(13,074)	(7,230)	(4,650)
Free cash flow	$34,026	$31,301	$39,363
Free cash flow margin	25.5%	25.2%	31.0%

(1)	Includes stock-based compensation and related payroll tax expenses.
(2)	Includes accruals for the portion of our annual incentive plan that we intend to settle in equity.
(3)	Includes legal expenses outside the ordinary course of business, including those incurred defending against claims brought against the Company by Steven A.W. De Jaray, Perienne De Jaray and Darrell R. Oswalde.